Segment Information (Tables)	6 Months Ended
Jun. 30, 2023
Segment Information [Abstract]
Schedule of Long-Lived Assets	The Group primarily operates in the PRC and substantially all of the Group’s long-lived assets are located in the PRC. The Group’s CODM evaluates performance based on each operating segment’s revenue and costs of revenue (excluding impairment loss). Revenues and cost of revenue (excluding impairment loss) by segment are presented below.
	For the six months ended June 30, 2022	For the six months ended June 30, 2023
	RMB	RMB
	(Unaudited)	(Unaudited)
Revenue:
Workspace membership	161,336	70,793
Marketing and branding services	98,164	154,917
Other services	37,827	44,392
Total revenue	297,327	270,102
Cost of revenue (excluding impairment loss)
Workspace membership	(180,925)	(78,640)
Marketing and branding services	(97,184)	(151,527)
Other services	(30,277)	(41,708)
Total cost of revenue (excluding impairment loss)	(308,386)	(271,875)